UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 7, 2014

SPX CORPORATION

(Exact Name of Registrant as specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-6948 (Commission File Number)	38-1016240 (I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place

Charlotte, North Carolina  28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.          ACQUISITION - DISPOSITION OF ASSETS.

On January 7, 2014, SPX Corporation (“SPX” or the “Company”) completed the sale of its 44.5% joint venture interest in EGS Electrical Group LLC (“EGS”) to Emerson Electric Co. (“Emerson”) for $574.1 million in cash.  The sale was completed pursuant to an agreement dated December 3, 2013 between SPX and Emerson.

On January 7, 2014, SPX issued a press release related to the sale of its EGS interest.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Through a combination of cash on hand, including from the sale of the Company’s EGS interest and planned divestitures of discontinued operations, as well as availability under its senior credit facility, SPX plans to allocate $500.0 million to share repurchases and to reduce gross debt by approximately $300.0 million.  As part of the debt reduction action, SPX is tendering for its 7.625% senior notes, with a carrying value of $500.0 million.  The impact of the potential share repurchases and debt reduction on the Company’s consolidated financial position and consolidated results of operations have not been reflected in the pro forma financial information included herein.

Item 9.01.             FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 28, 2013 reflects the sale of the Company’s EGS interest as if it had occurred on September 28, 2013.  The accompanying unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2012 and the nine months ended September 28, 2013 reflect the sale of the Company’s EGS interest as if it had occurred on January 1, 2012. The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012 includes adjustments to remove the operating results of businesses that have been reported as discontinued operations during the nine months ended September 28, 2013. The pro forma adjustments are based on the equity earnings associated with the Company’s EGS interest for the periods presented, the carrying value of the Company’s EGS investment as of September 28, 2013, and the cash proceeds and estimated net gain resulting from the sale, including the related income tax liability.

The final accounting for the sale of the Company’s EGS interest is still under review by management and will be finalized prior to the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ending March 29, 2014.  The pro forma net gain on sale is based on the carrying value of the Company’s EGS investment as of September 28, 2013.  Accordingly, the Company’s actual recording of the sale may differ from the pro forma financial information.  The pro forma financial information does not purport to indicate the future consolidated financial position or future consolidated results for the Company.

SPX CORPORATION AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

(in millions)

	September 28, 2013
		Pro Forma
	Historical	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and equivalents	$490.7	$574.1	(A)	$1,064.8
Accounts receivable, net	1,200.2			1,200.2
Inventories, net	570.1			570.1
Other current assets	143.1			143.1
Deferred income taxes	74.7			74.7
Assets of discontinued operations	157.8			157.8
Total current assets	2,636.6	574.1		3,210.7
Property, plant and equipment:
Land	45.1			45.1
Buildings and leasehold improvements	384.6			384.6
Machinery and equipment	781.5			781.5
	1,211.2	—		1,211.2
Accumulated depreciation	(509.7)			(509.7)
Property, plant and equipment, net	701.5	—		701.5
Goodwill	1,511.9			1,511.9
Intangibles, net	927.2			927.2
Other assets	771.7	(70.0	)(B)	701.7
TOTAL ASSETS	$6,548.9	$504.1		$7,053.0

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$482.3			$482.3
Accrued expenses	935.1	—		935.1
Income taxes payable	15.0	226.4	(C)	241.4
Short-term debt	29.7			29.7
Current maturities of long-term debt	98.4			98.4
Liabilities of discontinued operations	31.5			31.5
Total current liabilities	1,592.0	226.4		1,818.4

Long-term debt	1,558.7	—		1,558.7
Deferred and other income taxes	323.7	(34.4	)(D)	289.3
Other long-term liabilities	933.0			933.0
Total long-term liabilities	2,815.4	(34.4)		2,781.0

Commitments and contingent liabilities

Equity:
SPX Corporation shareholders’ equity:
Common stock	1,003.9			1,003.9
Paid-in capital	1,567.7			1,567.7
Retained earnings	2,766.3	312.8	(E)	3,079.1
Accumulated other comprehensive loss	(213.0)	(0.7	)(F)	(213.7)
Common stock in treasury	(2,997.5)			(2,997.5)
Total SPX Corporation shareholders’ equity	2,127.4	312.1		2,439.5
Noncontrolling interests	14.1			14.1
Total equity	2,141.5	312.1		2,453.6
TOTAL LIABILITIES AND EQUITY	$6,548.9	$504.1		$7,053.0

The accompanying notes are an integral part of these pro forma financial statements.

SPX CORPORATION AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

(in millions, except per share amounts)

	Year Ended December 31, 2012
		Adjust For
		Discontinued	Pro Forma
	Historical	Operations(G)	Adjustments		Pro Forma
Revenues	$5,100.2	$(269.2)	$—		$4,831.0
Costs and expenses:
Cost of products sold	3,725.2	(203.3)	—		3,521.9
Selling, general and administrative	1,020.9	(32.1)	—		988.8
Intangible amortization	35.1	(1.0)	—		34.1
Impairment of goodwill and other long-term assets	285.9	—	—		285.9
Special charges, net	24.1	(0.7)	—		23.4
Operating income (loss)	9.0	(32.1)	—		(23.1)

Other income, net	14.0	—	—		14.0
Interest expense	(114.4)	—	—		(114.4)
Interest income	6.3	—	—		6.3
Equity earnings (losses) in joint ventures	38.6	—	(39.0	)(H)	(0.4)
Loss from continuing operations before income taxes	(46.5)	(32.1)	(39.0)		(117.6)

Income tax provision	(31.9)	12.3	15.0	(I)	(4.6)
Net loss from continuing operations	(78.4)	(19.8)	(24.0)		(122.2)
Net income from continuing operations attributable to noncontrolling interests	2.8	—	—		2.8
Net loss from continuing operations attributable to SPX Corporation common shareholders	$(81.2)	$(19.8)	$(24.0)		$(125.0)

Basic net loss per share attributable to SPX Corporation common shareholders	$(1.62)				$(2.50)
Diluted net loss per share attributable to SPX Corporation common shareholders	$(1.62)				$(2.50)

Weighted-average number of common shares outstanding-basic	50.031				50.031
Weighted-average number of common shares outstanding-diluted	50.031				50.031

The accompanying notes are an integral part of these pro forma financial statements.

SPX CORPORATION AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited)

(in millions, except per share amounts)

	Nine Months Ended September 28, 2013
		Pro Forma
	Historical	Adjustments		Pro Forma
Revenues	$3,398.2	$—		$3,398.2
Costs and expenses:
Cost of products sold	2,443.6	—		2,443.6
Selling, general and administrative	736.5	—		736.5
Intangible amortization	24.4	—		24.4
Impairment of intangible assets	2.0	—		2.0
Special charges, net	25.1	—		25.1
Operating income	166.6	—		166.6

Other expense, net	(4.2)	—		(4.2)
Interest expense	(83.4)	—		(83.4)
Interest income	6.2	—		6.2
Equity earnings in joint ventures	30.6	(30.5	)(H)	0.1
Income from continuing operations before income taxes	115.8	(30.5)		85.3

Income tax provision	(17.2)	11.7	(I)	(5.5)
Net income from continuing operations	98.6	(18.8)		79.8
Net income from continuing operations attributable to noncontrolling interests	2.3	—		2.3
Net income from continuing operations attributable to SPX Corporation common shareholders	$96.3	$(18.8)		$77.5

Basic net income per share attributable to SPX Corporation common shareholders	$2.11			$1.70
Diluted net income per share attributable to SPX Corporation common shareholders	$2.09			$1.68

Weighted-average number of common shares outstanding-basic	45.592			45.592
Weighted-average number of common shares outstanding-diluted	46.140			46.140

The accompanying notes are an integral part of these pro forma financial statements.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.              Basis of Presentation

The preceding unaudited pro forma financial statements are based upon the Company’s historical results of operations and financial condition, adjusted to reflect businesses that have been reported as discontinued operations during the first nine months of 2013 and the pro forma effect of the sale of the Company’s interest in EGS.  The historical consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, as amended, and with the unaudited consolidated financial statements and notes in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 28, 2013.

2.              Pro Forma Adjustments

(A)  Cash proceeds from the sale of the Company’s EGS interest.

(B)  Carrying value of the Company’s EGS investment as of September 28, 2013.

(C)  Estimated income taxes that are payable in connection with the sale of the Company’s EGS interest.

(D)  Elimination of the deferred income tax liability associated with the previous difference between the income tax and financial reporting basis of the Company’s EGS investment.

(E)        Preliminary after-tax gain on the sale of the Company’s EGS interest.

(F)   Elimination of the accumulated other comprehensive income associated with the Company’s EGS interest.

(G)  Elimination of the operating results of businesses that have been reported as discontinued operations during the nine months ended September 28, 2013.

(H)  Elimination of equity earnings associated with the Company’s EGS interest.

(I)    Income tax effect at approximately 38.5%.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued January 7, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: January 10, 2014	By:	/s/ Jeremy W. Smeltser
Jeremy W. Smeltser
Vice President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued January 7, 2014